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                                                                    EXHIBIT 10.8

SCHEDULE TO FORM OF EXECUTIVE EMPLOYMENT AGREEMENT, AS AMENDED

Executed copies of Executive Employment Agreements, as amended, with Dan Barnea, Darroll Buytenhuys, Jeffrey Hawn and Robert H. Whilden, Jr. have been omitted. The following schedule sets forth the material details in which such executed copies differ from the Form of Executive Employment Agreement filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000 and incorporated herein by reference and the Form of Amendment No. 1 to Executive Employment Agreement filed as exhibit 10.7(b) herewith.

Item                        Barnea              Buytenhuys         Hawn                  Whilden
----                        ------              ----------         ----                  -------
Effective Date              4/1/2000            7/24/2000          7/24/2000             4/26/2000
Salary                      $425,000            $400,000           $425,000              $340,000
Stock Options               50,000              50,000             250,000               50,000
Additional Stock Options    260,000             260,000            260,000               230,000
per Amendment No. 1
Restricted Stock            N/A                 40,000             50,000                N/A
Severance:
  Salary Payment            2 years             2 years            2 years               2 years
  Bonus Payment             3 year average      3 year average     3 year average        3 year average
Change of Control:
  Salary Payment            2 years             2 years            2 years               2 years
  Bonus Payment             3 year average      3 year average     3 year average        3 year average